WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS APRIL 30, 2020
Wilshire Income Opportunities Fund Investment Class Shares (WIORX) Institutional Class Shares (WIOPX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireIncomeOpportunitiesFund.aspx, email a request to Wilfunds@Wilshire.com, call (866) 591-1568, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the shareholder reports of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Fund” and collectively, the “Funds”), each Fund a series of Wilshire Mutual Funds, Inc., will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-591-1568 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex or at your financial intermediary.

Investment Objective
The Wilshire Income Opportunities Fund’s (the “Income Fund”) primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.32%
Total Annual Fund Operating Expenses	1.26%	0.92%
Less Fee Waiver(1)	(0.08)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	0.92%

(1)
Wilshire Associates Incorporated (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Income Fund to waive a portion of its management fee to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2021 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.

Example: This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$120	$392	$684	$1,516
Institutional Class	$94	$293	$509	$1,131
Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 89% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Income Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a multi-sector portfolio of income producing securities of varying maturities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the Income Fund’s 80% policy.
The Income Fund will generally allocate its assets among several investment sectors, without limitation, which may include: high yield debt securities (also known as “junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (“CDO”), collateralized loan obligations (“CLO”), and collateralized mortgage obligations (“CMO”)); and foreign currencies, including those of emerging market countries. However, the Income Fund is not required to gain exposure to any one investment sector, and the Income Fund’s exposure to any one investment sector will vary over time.

The Income Fund may invest an unlimited amount of its assets in any sector. The Income Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities. The Income Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. In general for DoubleLine® Capital LP (“DoubleLine”), a security is deemed to be an emerging market security if issued by either a sovereign, quasi-sovereign or corporate entity which resides within an emerging market country. An emerging market country generally includes all low-to-middle income countries as defined by the World Bank or countries considered emerging market for purposes of constructing major indices. The Income Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. There is no limit on the average maturity of the Income Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Bloomberg Barclays Universal Index, which has a weighted average duration of 5.56 years as of March 31, 2020. However, it is expected that the Income Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.

Although the Income Fund may invest without limitation in high yield debt securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality, the Income Fund expects its allocation to below investment grade debt to range from 30% to 70% of its assets. The Income Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout). The Income Fund may seek to obtain exposure to the securities in which it invests through a variety of investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (“ETFs”). The Income Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.

The Income Fund may invest without limitation in derivative instruments, such as options, futures, forwards, or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this Prospectus or the Income Fund’s Statement of Additional Information. The Income Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Income Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Income Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Income Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Income Fund may invest up to 20% of its total assets in preferred stocks and dividend-paying common stocks.
The Income Fund uses a multi-manager strategy with subadvisers who may employ different strategies. DoubleLine, Manulife Investment Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”) each manage a portion of the Income Fund’s portfolio.
In managing its portion of the Income Fund, DoubleLine has broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both.
In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

In managing its portion of the Income Fund, Voya focuses on managing below investment grade debt instruments and structured credit securities held by the Income Fund. Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of the Fund’s portfolio relies on sector allocation, curve positioning and security selection.
Principal Risks
You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:
Active Management Risk. The Income Fund is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Income Fund will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Income Fund’s portfolio. There is no guarantee that the investment objective of the Income Fund will be achieved.
Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Income Fund because of brokerage charges, spreads or mark-up charges, which may lower the Income Fund’s performance. Active trading could raise transaction costs, thereby lowering the Income Fund’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.
Adjustable Rate Mortgage Securities Risk. The Income Fund may invest in adjustable rate mortgage securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Income Fund. In addition, the Income Fund may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Income Fund. As a result, the Income Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Income Fund’s performance if the Income Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Income Fund’s transaction costs.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Asset-Backed and Mortgage-Backed Securities Risk. Investors in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Residential Mortgage-Backed Securities. Some residential mortgage-backed securities (“RMBS”) are guaranteed or supported by U.S. government agencies or by government sponsored enterprises but there is no assurance that such guarantee or support will remain in place. Non-agency RMBS are not guaranteed or supported by these government agencies or government sponsored enterprises and, thus, are subject to heightened credit risk and liquidity and valuation risk. RMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. A rising interest rate environment can cause the prices of RMBS to be increasingly volatile, which may adversely affect the Income Fund’s holdings of RMBS.
Commercial Mortgage-Backed Securities. Commercial mortgage backed securities (“CMBS”) may not be guaranteed or supported by U.S. government agencies or by government sponsored enterprises. Investments in CMBS are subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risk. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Bank Loan Risk. To the extent the Income Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Income Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether a loan is secured by collateral. Bank loans also often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities law. In addition, it may take longer than seven days for bank loan transactions to settle. Please see “Liquidity and Valuation Risk” below for a discussion of the liquidity issues that may arise due to such a settlement period.
Changing Fixed Income Market Conditions. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments of the Income Fund, causing the market value of the Income Fund’s investments and the Income Fund’s net asset value (“NAV”) to decline. If the Income Fund invests in derivatives tied to fixed income markets, it may be more substantially exposed to these risks than if the Income Fund did not invest in such derivatives. To the extent the Income Fund experiences high redemptions because of these policy changes, the Income Fund may experience increased portfolio turnover, which will increase the costs that the Income Fund incurs and may lower the Income Fund’s performance.
Corporate Bond Risk. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. See “High Yield and Unrated Securities Risk” below.
CDO and CLO Risk. CLOs bear many of the same risks as other forms of ABS, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. The Income Fund may invest across each tranche in a CLO including the mezzanine and equity tranches. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Income Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other ABS), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Income Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
CMO Risk. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions of the underlying mortgages. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the market prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third-party credit support or guarantees, is insufficient to make payments when due, the holder of a CMO could sustain a loss. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The trading markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Income Fund’s ability to dispose of its positions in such securities at prices at which they are held on the books of the Income Fund will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Paper Risk. Commercial paper is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in the interest rate and the creditworthiness of the issuer.
Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk. The Income Fund may invest in financial instruments and OTC-traded derivatives involving counterparties for gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge another position in the Income Fund. Through these investments, the Income Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Income Fund, the Income Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Income Fund will decrease. The Income Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.
Credit Risk. The Income Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction or other transaction is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s obligations. The downgrade of the credit of a security held by the Income Fund may decrease the security’s market value. Securities and derivatives contracts are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.
Credit-Linked Notes Risk. Credit-linked notes are a type of structured note. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. The Income Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Income Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Currency Risk. The Income Fund’s indirect and direct exposure to foreign currencies subjects the Income Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Income Fund that are denominated in foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods of time for many reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Income Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Income Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Income Fund of fluctuations in the value of currencies may be magnified.
Cyber Security Risks. The Adviser, subadvisers and the Income Fund’s service providers’ use of the internet, technology and information systems may expose the Income Fund to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Income Fund’s NAV or data; access by an unauthorized party to proprietary information or Income Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Income Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Income Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Income Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Income Fund to be subject to additional regulations, which may generate additional Income Fund expenses. These practices also entail transactional expenses and may cause the Income Fund to realize higher amounts of short-term capital gains than if the Income Fund had not engaged in such transactions. Certain risks also are specific to the derivatives in which the Income Fund invests.
Dollar Roll Transaction Risk. The Income Fund may enter into dollar roll transactions, in which the Income Fund sells a MBS or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Income Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Income Fund enters into a dollar roll, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Income Fund’s assets, and therefore, the Income Fund’s NAV. As a result, dollar roll transactions may sometimes be the practical equivalent of borrowing and constitute a form of leverage. Dollar rolls also involve the risk that the market value of the securities the Income Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, if the Income Fund’s counterparty becomes insolvent, the Income Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Income Fund’s obligation to purchase the substantially similar securities.
Emerging Markets Risk. Foreign investment risk may be particularly high to the extent the Income Fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Risk. The prices of stocks held by the Income Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Income Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Income Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stockholders.
ETF Risk. ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively-managed mutual fund, actively managed ETFs are subject to active management risk, the risk that the investment techniques and risk analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. Additionally, any ETFs purchased may include ETFs managed by a subadviser or its affiliates.
Extension Risk. Mortgage-related and other ABS are subject to extension risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Income Fund returns, as the market value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Income Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
Foreign Custody Risk. The Income Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Income Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.
Foreign Securities Risk. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Income Fund invests a significant amount of assets in companies located in one country or geographic region, in which case the Income Fund may be more exposed to regional economic risks, and to the extent that the Income Fund invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.
The United Kingdom withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
China and other economies are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.
Forward Foreign and Currency Exchange Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Income Fund. The Income Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Income Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Income Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.
Futures Contracts Risk. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the market price of the instruments and the market price of the underlying securities. In addition, there is the risk that the Income Fund may not be able to close a transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Income Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Geographic Emphasis Risk. To the extent the Income Fund invests a significant portion of its assets in one country or geographic region, the Income Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Income Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Income Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Income Fund’s hedging transactions will be effective.
High Yield and Unrated Securities Risk. High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high yield debt securities are securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on a subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds.
Interest Rate Risk. For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity or duration bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. Duration is a measure of volatility not time that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a debt security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a fall in value for every year of duration. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect the Income Fund’s NAV.
Investment in Investment Vehicles Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and ETFs, subjects the Income Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Income Fund will incur its pro rata share of the underlying vehicles’ expenses.
Investments in Loans Risk. Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Income Fund’s investments in loans can be difficult to value accurately and may be subject to more liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Transactions in loans are subject to delayed settlement periods, thus potentially limiting the ability of the Income Fund to invest sale proceeds in other investments and to meet its redemption obligations.
Leverage Risk. The Income Fund’s use of leverage, through borrowings or instruments such as derivatives, repurchase agreements, or reverse repurchase agreements, may cause the Income Fund’s NAV to be more volatile and the Income Fund’s strategy to be riskier than if it had not been leveraged.
Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Income Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Income Fund’s NAV, causing the Income Fund to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Income Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.
Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. The price of each stock held by a fund may decline in response to conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; pandemics, epidemics and other similar circumstances in one or more countries or regions; and currency and interest rate fluctuations. Market risk may affect a single security, company, industry, sector or the entire market. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single security, company, industry, sector or the entire market.
Mezzanine Investments Risk. The Income Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in senior loans, second lien loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding senior loans, second lien loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater market price volatility and exposure to losses upon default than senior loans and second lien loans and may be less liquid.
Multi-Managed Fund Risk. The Income Fund is a multi- managed fund with two subadvisers who employ different strategies. As a result, the Income Fund may have buy and sell transactions in the same security on the same day.
Municipal Securities Risk. Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the entire market. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the entire market. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.
Options Contracts Risk. Options or options on futures contracts give the holder of the option the right to buy or to sell a position in a security or in a contract to the writer of the option, at a certain, predetermined price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. Because the value of an option declines as the expiration date approaches, the Income Fund risks losing all or part of its investment in the option. The successful use of options depends on a Subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Income Fund or a subadviser, thus limiting the ability to implement the Income Fund’s strategy. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the market value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk. The issuers of securities held by the Income Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the market price of the security more sensitive to interest rate changes. Prepayment risk is a major risk of MBS and certain ABS. Most floating rate loans (such as syndicated bank loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.
Privately Issued Securities Risk. The Income Fund may invest in privately-issued securities of public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Income Fund invests in companies that do not publicly report financial and other material information, it assumes more investment risk and reliance upon the subadviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately-issued securities may be illiquid. If there is no readily available trading market for privately-issued securities, the Income Fund may not be able to readily dispose of such investments at market prices that approximate those prices at which the securities are held to compute the Income Fund’s NAV. Privately-issued securities are also more difficult to value. Privately-issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Income Fund, the strategies used by the Income Fund or the level of regulation or taxation applying to the Income Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Income Fund or taxation of shareholders.
Risks Related to Regulation of Commodity Futures and Commodity Options. Wilshire Associates Incorporated (the “Adviser”) is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. The Adviser has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of both the Wilshire International Equity Fund and Income Fund. If either fund no longer qualifies for the exclusion, that fund would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the fund.
Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and the Income Fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and MBS. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.
Repurchase Agreements and Reverse Repurchase Agreements Risk. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Income Fund or, in the case of a reverse repurchase agreement, the securities sold by the Income Fund, may be delayed or fail to be realized. If the Income Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Income Fund’s yield. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Leveraging may cause the Income Fund’s performance to be more volatile than if it had not been leveraged.
Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Income Fund. Restricted securities may be illiquid and difficult to value. If the Income Fund can sell the restricted security, the Income Fund may have to sell the investment at a lower market price than the price at which it is valued for purposes of computing the Income Fund’s NAV.
Sale-Buyback Risk. The Income Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Income Fund’s repurchase of the underlying security. The Income Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Income Fund’s forward commitment to repurchase the subject security.
Short Sale Risk. The Income Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Income Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Income Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Income Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
Segregation Risk. Segregation Risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Income Fund’s exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Income Fund would sell the segregated assets and/or offsetting positions.
Special Situations/Securities in Default Risk. Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
Sovereign Debt Risk. The Income Fund may be subject to risks related to the debt securities issued by sovereign entities. The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Structured Finance Investments Risk. The Income Fund’s structured finance investments may consist of RMBS and commercial mortgage-backed securities CMBS issued by governmental entities and private issuers, ABS, CLOs, structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Income Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured finance investments’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Income Fund’s investments in certain structured finance securities may decline in value, their market value may be more difficult to determine, and the Income Fund may have more difficulty disposing of them.
Structured Notes Risk. Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Income Fund’s investments in structured notes are based upon the movement of one or more factors used as a reference for payments required on the note, including currency exchange rates, interest rates, referenced bonds or stock indices, depending on the use of multipliers or deflators, changes in the applicable factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero or a negative rate, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and their market prices may be more volatile than the reference instrument or security underlying the note.
Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a fund that allows greater flexibility in the investment of assets.
Swaps Agreements Risk. Swap agreements are contracts between the Income Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact that they could be considered illiquid and many trades trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity, segregation and leveraging risks. The use of swap agreements may require asset segregation and thus the Income Fund may also be subject to the risks described under “Segregation Risk” above. Certain standardized swaps are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Synthetic Investment Risk. The Income Fund may be exposed to certain additional risks if a subadviser uses derivatives transactions to synthetically implement the Income Fund’s investment strategies. Customized derivative instruments will likely be illiquid, and it is possible that the Income Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Income Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment strategy that the subadviser is seeking to replicate.
To Be Announced (“TBA”) Transactions Risk. The Income Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell MBS for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.
U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., MBS); or (5) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.
Zero Coupon and Payment-In-Kind Securities Risk. Zero coupon and payment-in-kind securities pay no cash income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of cash.

Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Income Fund by showing the investment performance of the Investment Class Shares during the most recent calendar year and by showing how the Income Fund’s average annual total returns compare to those of a broad measure of market performance. The Income Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
During the periods shown in the bar chart, the highest return for a quarter was 4.15% (quarter ended March 31, 2019) and the lowest return for a quarter was -1.23% (quarter ended December 31, 2018).
The returns for the Income Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2019)

	1 year	Since Inception (3/30/16)
Investment Class
Return Before Taxes	9.58%	4.85%
Return After Taxes on Distributions	7.94%	3.30%
Return After Taxes on Distributions and Sale of Shares	5.67%	3.04%
Institutional Class
Return Before Taxes	9.94%	5.04%
Bloomberg Barclays U.S. Universal Bond Index (reflects no deduction for fees, expenses and taxes)	9.29%	3.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Associates Incorporated

Subadvisers and Portfolio Managers
DoubleLine
Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.
Jeffrey Sherman, Deputy Chief Investment Officer of DoubleLine and Portfolio Manager of the Income Fund. Mr. Sherman has served as Portfolio Manager since May 2017.
Manulife
Daniel S. Janis, III, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Janis has served as Portfolio Manager since June 2018.
Thomas C. Goggins, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Goggins has served as Portfolio Manager since June 2018.
Kisoo Park, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Park has served as Portfolio Manager since June 2018.
Christopher Chapman, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Chapman has served as Portfolio Manager since June 2018.
Voya
Matthew Toms, CFA, Chief Investment Officer of fixed income of Voya and Portfolio Manager of the Income Fund. Mr. Toms has served as Portfolio Manager since June 2018.
Sean Banai, CFA, Head of portfolio management for the fixed income platform of Voya and Portfolio Manager of the Income Fund. Mr. Banai has served as Portfolio Manager since June 2018.
Brian Timberlake, Ph.D., CFA, Head of Fixed Income Research of Voya and Portfolio Manager of the Income Fund. Mr. Timberlake has served as Portfolio Manager since June 2018.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Income Fund are as follows:
Investment Class Shares. The minimum initial investment in the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Income Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Income Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Income Fund (known as redeeming shares) on any business day by telephone or mail.

Tax Information
The Income Fund’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-866-591-1568
http://advisor.wilshire.com